                                JOINDER AGREEMENT

     WHEREAS, TRC Finance, Inc. ("Finance") and the Initial Purchasers named therein (the "Initial Purchasers") heretofore executed and delivered a Purchase
Agreement, dated September 21, 2005 (the "Purchase Agreement"), providing for the issuance and sale of the Securities (as defined therein); and

     WHEREAS, as a condition to the consummation of the offering of the
Securities, The Restaurant Company (the "Company") and each Guarantor (as defined in the Purchase Agreement), that was originally not a party thereto, has agreed to join in the Purchase Agreement on the Closing Date.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     NOW, THEREFORE, the Company and each Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

     1. Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this Joinder Agreement (the "Joinder Agreement"), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to an indemnifying party in the Purchase Agreement as if made by, and with respect to, each signatory hereto; and (iii) perform all obligations and duties required of an indemnifying party pursuant to the Purchase Agreement.

     2. Representations and Warranties and Agreements of the Company and the
Guarantors. Each of the undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder
Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms.

     3. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or "pdf" file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

     4. Amendments. No amendment or waiver of any provision of this Joinder
Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

     5. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     6. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN.

     IN WITNESS WHEREOF, the undersigned has executed this agreement as of the day and year first above written.

                                 THE RESTAURANT COMPANY

                                 By:   /s/ Michael P. Donahoe
                                       ----------------------------
                                       Name:
                                       Title:

                                 THE RESTAURANT COMPANY OF MINNESOTA

                                 By:   /s/ Michael P. Donahoe
                                       ----------------------------
                                       Name:
                                       Title:

                                 TRC REALTY, LLC

                                 By:   /s/ Michael P. Donahoe
                                       ----------------------------
                                       Name:
                                       Title:

                                 PERKINS FINANCE CORPORATION

                                 By:   /s/ Michael P. Donahoe
                                       ----------------------------
                                       Name:
                                       Title:

                                 Joinder Agreement